Harbor International & Global Funds Supplement to Prospectus dated March 1, 2012

Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund

Effective March 1, 2013, Harbor Funds has eliminated redemption fees on Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund.

Harbor Funds are intended for long-term investors. Harbor Funds will continue to use other methods to help protect shareholders from the effects of excessive short-term trading. Harbor Funds retains the right to block future purchases and exchanges into a fund on a temporary or permanent basis if it discovers what it believes is excessive trading, including after even one round trip into and out of a fund.

February 15, 2013

Investors Should Retain This Supplement For Future Reference

S0215.P.IG

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